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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 4, 2001



                              AVON PRODUCTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


   New York                           1-4881                     13-0544597
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(State or Other              (Commission File Number)          (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

     1345 Avenue of the Americas
         New York, New York                                     10105-0196
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(Address of Principal Executive Offices)                        (Zip Code)


                                (212) 282-5000
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5.  Other Events.

     On September 4, 2001, Avon Products, Inc., a New York corporation, issued a press release updating its previous earnings guidance for its third quarter and full-year 2001. A copy of the press release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference herein.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AVON PRODUCTS, INC.


Dated: September 5, 2001                   By:  /s/ Gilbert L. Klemann, II
                                               ---------------------------------
                                            Name:  Gilbert L. Klemann, II
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary



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                                 EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION
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99.1           Press Release of Avon Products, Inc., dated September 4, 2001



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